HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Supplement dated November 26, 2019 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated October 31, 2019, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Long/Short Equity Fund a series of Highland Funds I (the “Trust”), each dated and supplemented as noted above.

By written consent on November 20, 2019 and following discussion at a meeting held on November 7, 2019, the Board of Trustees (the “Board”) of Highland Funds I (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Long/Short Equity Fund (the “Acquired Fund”) into Highland Merger Arbitrage Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Under the Plan, the Acquired Fund would be reorganized into the Acquiring Fund on or around January 31, 2020 (the “Closing Date”).

The reorganization will involve: (1) the Acquired Fund transferring all or substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund; and (2) the Acquired Fund distributing to its shareholders shares of the corresponding classes of the Acquiring Fund in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund and subsequent termination of the Acquired Fund (all of the foregoing transactions being referred to collectively as the “Reorganization”).

The Board approved the Plan after considering the recommendation of Highland Capital Management Fund Advisors, L.P. (the “Adviser”) and a variety of other factors and information, including that the Reorganization is expected to be a tax-free transaction for the Funds and their shareholders (which means that no gain or loss would be recognized directly by the Funds or their shareholders as a result of the Reorganization); the Adviser currently serves as the investment adviser to each of the Funds and will continue to serve as investment adviser to the Acquiring Fund; and James Dondero and Brad Heiss currently serve as the portfolio managers of each of the Funds and will continue to serve as portfolio managers of the Acquiring Fund together with Eric Fritz. The Board also considered that: (1) the Reorganization will provide the Acquired Fund’s shareholders with a lower gross advisory fee of 1.20% (which will be further reduced to 1.00%, with the addition of a 0.20% administrative fee, effective on the Closing Date); (2) the Acquiring Fund’s investment strategy provides a return profile with little to no correlation to the bond and equity markets; and (3) the Acquiring Fund has had better performance than the Acquired Fund for the 1- and 3-year periods ended September 30, 2019 and since the Acquiring Fund’s inception.

Additionally, subject to the consummation of the Reorganization, the Adviser has agreed to keep the Acquiring Fund’s expense limitation agreement (“ELA”) in place for one year from the Closing Date. The ELA limits the Acquiring Fund’s total annual operating expenses (exclusive of fees paid by the Acquiring Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 1.50% of average daily net assets attributable to any class of the Acquiring Fund.

At any time prior to the Reorganization, shareholders may redeem shares of the Acquired Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Additionally, Acquired Fund shareholders will not incur any sales load or similar transaction charges as part of the Reorganization. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

Pursuant to applicable law, a shareholder vote is not required to effect the Reorganization. As a result, the foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquired or Acquiring Fund, nor is it a solicitation of any proxy.

Shareholders of record of the Acquired Fund will receive a prospectus/information statement that will include important information regarding the Reorganization. Those shareholders should read that prospectus/information statement carefully when it is available. For more information regarding the Acquired or Acquiring Fund please call 1-877-665-1287 or visit the Funds’ Web site at www.highlandfunds.com/literature.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-LSE-SUPP2-1119